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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): September 4, 2002


                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)



            Canada                     001-15503                  N/A
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation)                                     Identification No.)


     495 March Road, Suite 300, Ottawa, Ontario, Canada            K2K-3G1
          (Address of Principal Executive Offices)                (Zip Code)


                                 (613) 270-0619
              (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

                  On August 29, 2002, Workstream Inc. (the "Company") announced its Fiscal 2002 Results. The text of the press release regarding such results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                  On September 3, 2002, the Company and Xylo, Inc. entered into a Merger Agreement (the "Merger Agreement"), a copy of which is attached hereto as Exhibit 2.1, pursuant to which the Company will acquire Xylo, Inc. in an all stock transaction. A press release announcing the transaction was issued on September 3, 2002. The press release is attached hereto as Exhibit 99.2 and the information contained therein is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         2.1 Merger Agreement dated August 30, 2002, among the Company, Workstream Acquisition II, Inc. and Xylo, Inc.

         99.1     Press Release issued on August 29, 2002 by the Company.

         99.2     Press Release issued on September 3, 2002 by the Company.






















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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              WORKSTREAM INC.



Dated September 3, 2002                     By:  /s/ Michael Mullarkey
                                                 -------------------------------
                                                 Name:  Michael Mullarkey
                                                 Title: Chief Executive Officer

























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                                  Exhibit Index


Exhibit No.                Description
-----------                -----------

2.1 Merger Agreement dated August 30, 2002, among the Company, Workstream Acquisition II, Inc. and Xylo, Inc.

99.1                       Press Release issued on August 29, 2002 by the
                           Company.

99.2                       Press Release issued on September 3, 2002 by the
                           Company.